As filed with the Securities and Exchange Commission on September 4, 2013
File Nos. 333-137775 and 811-21958

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No. 13
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 15
(Check appropriate box or boxes)

DGHM INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

565 Fifth Avenue, Suite 2101, New York, New York 10017
(Address of Principal Executive Offices)

(800) 653-2839
(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of the 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering: As soon as practicable after the Effective Date of this Registration Statement

It is proposed that this filing will become effective: (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b)
[  ]  on (date) pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[  ]  on ________ (date) pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2) or
[  ]  on ________ (date) pursuant to paragraph (a)(2) of Rule 485.

DGHM INVESTMENT TRUST

On Behalf Of Its Series,

DGHM ALL-CAP VALUE FUND
Investor Class Ticker: DGHMX
Institutional Class Ticker: DGAIX
Class C Ticker: DGACX

DGHM V2000 SMALLCAP VALUE FUND
Investor Class Ticker: DGSMX
Institutional Class Ticker: DGIVX
Class C Ticker: DGSVX

PROSPECTUS

SEPTEMBER __, 2013

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary – DGHM ALL-CAP VALUE FUND	1
Summary – DGHM V2000 SMALLCAP VALUE FUND	8

GENERAL SUMMARY INFORMATION	14

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	15

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS	18

GENERAL INFORMATION	21

INVESTING IN THE FUNDS	26

OTHER IMPORTANT INVESTMENT INFORMATION	38

HOW TO GET MORE INFORMATION	Back Cover

Summary

DGHM ALL-CAP VALUE FUND

Investment Objective

The investment objective of the DGHM All-Cap Value Fund (the “All-Cap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the All-Cap Value Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the All-Cap Value Fund.

	Investor	Institutional	Class C
Shareholder Fees	Class	Class Shares	Shares
(fees paid directly from your investment)	Shares

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your Investment)

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	0.55%	0.47%	0.55%
Total Annual Fund Operating Expenses[1]	1.45%	1.12%	2.20%

1.

The Advisor has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable), to not more than 1.50% of the average daily net assets of the All-Cap Value Fund, through June 30, 2015. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

1

Example:

The following example is intended to help you compare the cost of investing in the All-Cap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the All-Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the All-Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$148	$459	$792	$1,735
Institutional Class Shares	$114	$356	$617	$1,363
Class C Shares	$323[1]	$688	$1,180	$2,534

[1]	If you did not redeem your shares your cost would be $223 for the one year period.

Portfolio Turnover

The All-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Value Fund’s performance. During the most recent fiscal year ended February 28, 2013, the All-Cap Value Fund’s portfolio turnover rate was 60.57% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the All-Cap Value Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies of any market capitalization and may be unseasoned or established companies. Under normal circumstances, at least 80% of the value of its net assets is invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various issuers. The Fund may also invest in exchange traded funds (“ETFs”).

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the All-Cap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the

2

Advisor. The Advisor focuses on the cash flows historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:

o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the All-Cap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the All-Cap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the All-Cap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

Principal Risks

An investment in the All-Cap Value Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the All-Cap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the All-Cap Value Fund to achieve its investment objective. Generally, the All-Cap Value Fund will be subject to the following additional risks:

•	Market Risk: Market risk refers to the risk that the value of securities in the All-Cap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

•	Small-Cap and Mid-Cap Securities: Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

•

Large-Cap Securities: Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the All-Cap Value Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Management Style Risk: Because the All-Cap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the All-Cap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other

3

types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the All-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•	Illiquidity: The All-Cap Value Fund may purchase securities for which there is a lack of liquidity in the markets.

•

ETF Risk: An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the All-Cap Value Fund’s expenses.

•

Issuer Risk: The value of any of the All-Cap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•

Portfolio Turnover Risk: The All-Cap Value Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve brokerage commissions and other transaction costs, there could be additional expenses for the All-Cap Value Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains.

Fund’s Past Performance

The bar chart and performance table below illustrate the variability of the All-Cap Value Fund’s returns. The All-Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the All-Cap Value Fund will perform in the future. The information provides some indication of the risks of investing in the All-Cap Value Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1 year, 5 years, and since inception periods compare with those of a broad measure of market performance. Updated information on the All-Cap Value Fund’s results can be obtained by visiting www.dghm.com or by calling toll-free at 1-800-653-2839.

4

The following bar chart shows the Fund’s annual returns for the Investor Class shares of the Fund as of December 31, 2012. The performance of the Fund’s Institutional Class shares and Class C shares would differ from the Investor Class returns shown in the bar chart because the expenses of the Classes differ.

During the periods shown in the bar chart, the Investor Class Shares’ highest return for a calendar quarter was 17.36% (quarter ending 06/30/09) and the Investor Class Shares’ lowest return for a calendar quarter was (19.52%) (quarter ending 12/31/08). The year-to-date return for the Investor Class Shares as of June 30, 2013 was 4.64%.

The following table shows how average annual total returns of the Fund’s Investor Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Investor Class Shares.

5

Average Annual Total Return as of December 31, 2012

			Life of Fund
			(inception date: June
			20, 2007 for Investor
			and Class C shares
			and July 19, 2010 for
	1 Year	5 Years	Institutional Shares)

Return Before Taxes (Investor Class)	8.57%	3.47%	2.44%

Return After Taxes on Distribution (Investor Class)	7.72%	3.38%	2.21%

Return After Taxes on Distribution and Sale of Fund Shares (Investor Class)	5.65%	3.02%	1.97%

Return Before Taxes (Institutional Class)	8.98%	N/A	8.78%

Return Before Taxes (Class C)	7.81%	2.71%	1.71%

Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	17.55%	0.83%	-0.92% (6/20/07)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the All-Cap Value Fund.

Portfolio Managers

The Advisor’s management team that is primarily responsible for the day-to-day management of the All-Cap Value Fund is comprised of the following individuals:

6

•	Bruce H. Geller, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Peter A. Gulli, Portfolio Manager since July 2010.
•	Jeffrey C. Baker, Portfolio Manager since the All-Cap Value Fund’s inception.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation” on page 14 of the prospectus.

7

Summary

DGHM V2000 SMALLCAP VALUE FUND

Investment Objective

The investment objective of the DGHM V2000 SmallCap Value Fund (the “V2000 SmallCap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the V2000 SmallCap Value Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the V2000 SmallCap Value Fund.

	Institutional	Investor	Class C
Shareholder Fees	Class Shares	Class	Shares
(fees paid directly from your investment)		Shares

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses	18.65%	20.35%	20.35%
Shareholder Services Plan	-	0.17%	-
Total Annual Fund Operating Expenses[1]	19.45%	21.57%	22.15%
Fee Waivers and/or Expense Reimbursements[1]	(18.47%)	(20.17%)	(20.17%)
Total Annual Fund Operating
Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.98%	1.40%	1.98%

8

1.

The Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 0.98% of the average daily net assets of the V2000 SmallCap Value Fund through June 30, 2015. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

Example:

The following example is intended to help you compare the cost of investing in the V2000 SmallCap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the V2000 SmallCap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the V2000 SmallCap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$100	$3,583	$6,132	$9,901
Investor Class Shares	$143	$3,902	$6,519	$10,089
Class C Shares	$301[1]	$4,016	$6,634	$10,128

[1]	If you did not redeem your shares your cost would be $201 for the one year period.

Portfolio Turnover

The V2000 SmallCap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the V2000 SmallCap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the V2000 SmallCap Value Fund’s performance. During the most recent fiscal period ended February 28, 2013, the V2000 SmallCap Value Fund’s portfolio turnover rate was 118.00% of the average value of its portfolio.

9

Principal Investment Strategies

To achieve its investment objective, the V2000 SmallCap Value Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies that the Advisor believes are undervalued. The companies will be characterized as small capitalization and may be unseasoned or established companies. As a matter of investment policy, the V2000 SmallCap Value Fund will invest so that, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, are invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various small capitalization issuers. The V2000 SmallCap Value Fund considers a company to be a small capitalization company if its market capitalization is within a range of the Russell 2000® Index as of the date of rebalancing. As of June 30, 2013, the capitalization range of companies represented in the Russell 2000® Index was $22 million to $5.9 billion.

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the V2000 SmallCap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor. The Advisor focuses on the cash flows historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the V2000 SmallCap Value Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:

o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the V2000 SmallCap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the V2000 SmallCap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the V2000 SmallCap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

The V2000 SmallCap Value Fund may also invest in exchange-traded funds (“ETFs”).

Principal Risks

An investment in the V2000 SmallCap Value Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.

10

There can be no assurance that the V2000 SmallCap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the V2000 SmallCap Value Fund to achieve its investment objective. Generally, the V2000 SmallCap Value Fund will be subject to the following additional risks:

	•	Market Risk: Market risk refers to the risk that the value of securities in the V2000 SmallCap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

	•	Small-Cap Securities: Investing in the securities of small-cap companies generally involves substantially greater risk than investing in larger, more established companies.

•

Management Style Risk: Because the V2000 SmallCap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the V2000 SmallCap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the V2000 SmallCap Value Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•

Issuer Risk: The value of any of the V2000 SmallCap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

	•	Illiquidity: The V2000 SmallCap Value Fund may purchase securities for which there is a lack of liquidity in the markets.

•

ETF Risk: An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the V2000 SmallCap Value Fund’s expenses.

•		Portfolio Turnover Risk: The V2000 SmallCap Value Fund may sell portfolio securities without regard to the length of time they have been

11

held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve brokerage commissions and other transaction costs, there could be additional expenses for the V2000 SmallCap Value Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains.

Fund’s Past Performance

The bar chart and performance table below illustrate the variability of the V2000 SmallCap Value Fund’s returns. The V2000 SmallCap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the V2000 SmallCap Value Fund will perform in the future. The information provides some indication of the risks of investing in the V2000 SmallCap Value Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1 year and since inception periods compare with those of a broad measure of market performance. Updated information on the V2000 SmallCap Value Fund’s results can be obtained by visiting www.dghm.com or by calling toll-free at 1-800-653-2839.

The following bar chart shows the Fund’s annual returns for the Institutional Class shares of the Fund as of December 31, 2012. The performance of the Fund’s Investor Class shares and Class C shares would differ from the Institutional Class returns shown in the bar chart because the expenses of the Classes differ.

During the periods shown in the bar chart, the Institutional Class Shares’ highest return for a calendar quarter was 12.66% (quarter ending 12/31/11) and the Institutional Class Shares’ lowest return for a calendar quarter was (19.86%) (quarter ending 09/30/11). The year-to-date return for the Institutional Class Shares as of June 30, 2013 was 1.73%.

The following table shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. The table

12

also presents the impact of taxes on the Fund’s Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return as of December 31, 2012(1)

		Life of Fund
		(inception date:
	1 Year	June 30, 2010)

Return Before Taxes
(Institutional Class)	16.54%	14.02%

Return After Taxes on Distribution
(Institutional Class)(2)	15.53%	7.60%

Return After Taxes on Distribution
and Sale of Fund Shares
(Institutional Class)(2)	10.88%	8.24%

Return Before Taxes
(Investor Class)	16.47%	13.49%

Russell 2000® Value Index
(reflects no deduction for fees,	18.05%	14.22%
expenses or taxes)

(1)
Class C Shares have not commenced operations. Class C Shares would differ from the Fund’s other classes of shares to the extent that they bear different expenses, such as distribution (12b-1) expenses.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the V2000 SmallCap Value Fund.

13

Portfolio Managers

The Advisor’s management team that is primarily responsible for the day-to-day management of the V2000 SmallCap Value Fund is comprised of the following individuals:

•	Bruce H. Geller, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.
•	Peter A. Gulli, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.
•	Jeffrey C. Baker, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation” on page 14 of the prospectus.

14

GENERAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

The minimum initial investment in each series portfolio of the Trust – the All-Cap Value Fund and the V2000 SmallCap Value Fund (each a “Fund” and collectively the “Funds”) – is $2,500 for the Investor Class Shares, $100,000 for the Institutional Class Shares and $1,000 for the Class C Shares, and $500 for subsequent investments, with the exception of continuous investment plans. A redemption resulting from this minimum investment policy will be made upon thirty (30) days written notice to the shareholder unless the balance is increased to an amount in excess of $2,500 for Investor Class Shares and $1,000 for Class C Shares. In the event that a shareholder’s account falls below the stated minimum due to market fluctuation, the Fund will not redeem the account.

You may redeem shares of the Funds at any time by writing to or calling the Funds’ transfer agent. You may also redeem shares by contacting any broker-dealer authorized to take orders for the Funds.

Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of the All-Cap Value Fund and the V2000 SmallCap Value Fund is long-term capital appreciation. Each Fund’s investment objective may be changed without shareholder approval.

The All-Cap Value Fund and the V2000 SmallCap Value Fund may each be referred to generally throughout this document as a “Fund” or collectively, as the “Funds”.

DGHM All-Cap Value Fund

To achieve its investment objective, the All-Cap Value Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies that the Advisor believes are undervalued. The companies may be of any market capitalization and may be unseasoned or established companies. As a matter of investment policy, the All-Cap Value Fund will invest so that, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, are invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various issuers. This investment policy may be changed without shareholder approval upon 60-days’ prior notice to All-Cap Value Fund shareholders.

In identifying securities to be held by the All-Cap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor. In identifying securities to be held by the All-Cap Value Fund, the Advisor uses the following methods:

•
The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. The Advisor focuses on the cash flows historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the All-Cap Value Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:

o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

16

•
The Advisor believes that equity securities purchased at prices below their potential value not only protect capital, but offer significant price appreciation once the market recognizes the particular security’s potential value.

•
Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the All-Cap Value Fund to hold the security in its portfolio of investments.

•
In pursuit of its investment objective, the All-Cap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc.

In implementing the investment strategy of the All-Cap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data. The Advisor does not attempt to make macroeconomic calls (i.e., predict economic growth, interest rates, currency levels, commodity prices etc.). Additionally, the Advisor does not predict the direction of the stock market.

The All-Cap Value Fund may also purchase exchange-traded funds (ETFs) in accordance with applicable requirements of the Investment Company Act of 1940, as amended (“1940 Act”). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, if the All-Cap Value Fund were to become a shareholder in an ETF, the All-Cap Value Fund would be required to pay its proportionate share of the expenses of the ETF.

DGHM V2000 SmallCap Value Fund

To achieve its investment objective, the V2000 SmallCap Value Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies that the Advisor believes are undervalued. The companies will be characterized as small capitalization and may be unseasoned or established companies. As a matter of investment policy, the V2000 SmallCap Value Fund will invest so that, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, are invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various small capitalization issuers. The Fund considers a company to be a small capitalization company if its market capitalization is within a range of the Russell 2000® Index as of the date of rebalancing. As of June 30, 2013, the capitalization range of companies represented in the Russell 2000® Index was $22 million to $5.9 billion.

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This investment policy may be changed without shareholder approval upon 60-days’ prior notice to V2000 SmallCap Value Fund shareholders.

In identifying securities to be held by the V2000 SmallCap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor. More specifically, the Advisor utilizes the following methods:

•
The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. The Advisor focuses on the cash flows historical profitability, projected future earnings, and financial condition of individual companies in identifying which securities the V2000 SmallCap Value Fund may purchase. The Advisor may weigh other factors against a company’s valuation in deciding which companies may appear attractive for investment. These factors may include the following:

o	quality of the business franchise,
o	competitive advantage,
o	economic or market conditions,
o	deployment of capital, and
o	reputation, experience, and competence of the company’s management.

•
The Advisor believes that equity securities purchased at prices below their potential value not only protect capital, but offer significant price appreciation once the market recognizes the particular security’s potential value.

•
Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the V2000 SmallCap Value Fund to hold the security in its portfolio of investments.

•
In pursuit of its investment objective, the V2000 SmallCap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc.

In implementing the investment strategy of the V2000 SmallCap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data. The Advisor does not attempt to make macroeconomic calls (i.e., predict economic growth, interest rates, currency levels, commodity prices etc.). Additionally, the Advisor does not predict the direction of the stock market.

The V2000 SmallCap Value Fund may also purchase ETFs in accordance with applicable requirements of the 1940 Act. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market

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value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, if the V2000 SmallCap Value Fund were to become a shareholder in an ETF, the V2000 SmallCap Value Fund would be required to pay its proportionate share of the expenses of the ETF.

Other Investments and Temporary Defensive Positions

While each of the Funds’ primary focus is investment in equity securities, each Fund has flexibility to invest in other types of securities when the Advisor believes they offer more attractive opportunities or as a temporary defensive measure in response to adverse market, economic, political, or other conditions, or to meet liquidity, redemption, and short-term investing needs. Each of the Funds may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, bank certificates of deposit, bankers’ acceptances, commercial paper, money market instruments, and to the extent permitted by applicable law and the Funds’ investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. To the extent a Fund invests in money market funds or other investment companies, shareholders of that Fund would indirectly pay both that Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, each of the Funds will also hold money market instruments or similar type investments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for funds to pay for operating expenses.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

An investment in the Funds is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of each Fund to achieve its investment objective. Generally, the Funds will be subject to the following additional principal risks:

•
Market Risk: Market risk refers to the risk that the value of securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. A Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in a Fund’s investment portfolio, national and international economic conditions, general equity market conditions, and other factors and conditions beyond the Advisor’s control. In a declining stock market, stock prices for all companies (including those in a Fund’s portfolio) may

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decline, regardless of their long-term prospects. Increases or decreases in value of stocks are generally greater than for bonds and other investments.

•
Small-Cap and Mid-Cap Securities: Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in a Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. This risk may be particularly greater for the V2000 SmallCap Value Fund than the All-Cap Value Fund.

•
Large-Cap Securities: Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•
Management Style Risk: Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Funds invest primarily in value stocks (stocks that the Advisor believes are undervalued), the Funds’ performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•
Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s

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share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may invest more heavily will vary.

•
Issuer Risk: The value of any of a Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

•
Illiquidity: The Funds may purchase securities for which there is a lack of liquidity in the markets. If adverse market conditions were to develop during any period in which a Fund is unable to sell its illiquid holdings, the Fund may suffer losses as a result of this illiquidity.

•
ETF Risks: An investment in an ETF generally presents the same primary risks as an investment in a conventional registered fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase a Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value; as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices) used by the exchange may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by Securities and Exchange Commission (“SEC”) rules on the amount of ETF shares that a Fund may acquire.

•
Portfolio Turnover Risk: A Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve brokerage commissions and other transaction costs, there could be additional expenses for a Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect a Fund’s performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Although each Fund is subject to portfolio turnover risk, this risk may be particularly

21

higher for the V2000 SmallCap Value Fund. See the “Financial Highlights” section of this Prospectus for each Fund’s portfolio turnover rates for prior periods.

See also “Risk Factors,” and “Investment Policies,” and “Investment Restrictions” discussed in the Statement of Additional Information that is incorporated herein by reference and made a part hereof.

GENERAL INFORMATION

The Funds’ Investment Advisor

The Funds’ investment advisor is Dalton, Greiner, Hartman, Maher & Co., LLC, a Delaware limited liability company, whose address is 565 Fifth Avenue, Suite 2101, New York, New York 10017. The Advisor serves in this capacity pursuant to an investment advisory agreement with the Trust with respect to each Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Funds.

The Advisor was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Advisor is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Advisor is employee owned. As of March 31, 2013, the Advisor had approximately $1.6 billion in assets under management.

Historical Performance of Accounts Similar to the All-Cap Value Fund. The table in this section shows supplemental performance data for DGHM All-Cap Value Composite (“DGHM All-Cap Value Composite”), which is intended to assist prospective investors in making informed investment decisions. The table contained does not show performance data for the All-Cap Value Fund. The DGHM All-Cap Value Composite is composed of accounts that are managed by the Advisor and that have investment objectives, strategies, and policies substantially similar to the All-Cap Value Fund. As of June 30, 2013 the Composite consisted of 24 advisory accounts. As of this date, the total assets of the Composite were approximately $435 million. The DGHM All-Cap Value Composite is presented net of fees and expenses and reflects the reinvestment of dividends and distributions.

The DGHM All-Cap Value Composite performance is not the All-Cap Value Fund’s performance, nor should it be considered a substitute for the All-Cap Value Fund’s performance. The DHGM All-Cap Value Composite performance is not intended to predict or suggest the return that will be experienced by the All-Cap Value Fund or the return one might achieve by investing in the All-Cap Value Fund.

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The All-Cap Value Fund’s performance may be different than the performance of the DGHM All-Cap Value Composite due to, among other things, differences in fees and expenses, investment limitations, diversification requirements, and tax restrictions. The overall expenses of the accounts comprising the DGHM All-Cap Value Composite are generally lower than those of the All-Cap Value Fund and, accordingly, the performance of those accounts would be less if they had incurred the expenses of the All-Cap Value Fund.

Also, the accounts that comprise the DGHM All-Cap Value Composite are not registered mutual funds and are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, could adversely affect the performance of the DGHM All-Cap Value Composite.

Average Annual Total Returns Periods Ended December 31, 2012	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
DGHM All-Cap Value Composite	9.49%	7.92%	4.37%	10.72%
Russell 3000® Value Index*	17.55%	10.29%	0.83%	7.54%

* The Russell 3000® Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Historical Performance of Accounts Similar to the V2000 SmallCap Value Fund. The table in this section shows supplemental performance data for DGHM V2000 SmallCap Value Composite (“DGHM V2000 SmallCap Value Composite”), which is intended to assist prospective investors in making informed investment decisions. The table does not show performance data for the V2000 SmallCap Value Fund. The DGHM V2000 SmallCap Value Composite is composed of accounts that are managed by the Advisor and that have investment objectives, strategies, and policies substantially similar to the V2000 SmallCap Value Fund. As of March 31, 2013 the Composite consisted of 15 advisory accounts. As of this date, the total assets of the Composite were approximately $495 million. The DGHM V2000 SmallCap Value Composite is presented net of fees and expenses and reflects the reinvestment of dividends and distributions.

The DGHM V2000 SmallCap Value Composite performance is not the V2000 SmallCap Value Fund’s performance, nor should it be considered a substitute for the V2000 SmallCap Value Fund’s performance. The DHGM Small Cap Value Composite performance is not intended to predict or suggest the return that will be experienced by the V2000 SmallCap Value Fund or the return one might achieve by investing in the V2000 SmallCap Value Fund. The V2000 SmallCap Value Fund’s performance may be different than the performance of the

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DGHM V2000 SmallCap Value Composite due to, among other things, differences in fees and expenses, investment limitations, diversification requirements, and tax restrictions. The overall expenses of the accounts comprising the DGHM V2000 SmallCap Value Composite are generally lower than those of the V2000 SmallCap Value Fund and, accordingly, the performance of those accounts would be less if they had incurred the expenses of the DGHM V2000 SmallCap Fund. Also, the accounts that comprise the DGHM V2000 SmallCap Value Composite are not registered mutual funds and are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, could adversely affect the performance of the DGHM V2000 SmallCap Value Composite.

Average Annual Total Returns Periods Ended December 31, 2012	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
DGHM V2000 SmallCap Value Composite	20.62%	14.65%	6.72%	11.29%
Russell 2000® Value Index*	18.05%	11.57%	3.55%	9.50%

* The Russell 2000® Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. The Russell 2000® Value Index is capitalization – weighted and consists of those companies, or portion of a company, with lower price-to-book ratios and lower forecasted growth within the Russell 2000 Index. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of a Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

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The Advisor’s Compensation. Under the investment advisory agreements for the Funds, the Advisor is entitled to receive monthly compensation based on each Fund’s average daily net assets at the annual rates of 0.65% for the All-Cap Value Fund and 0.80% for the V2000 SmallCap Value Fund. For the fiscal year ended February 28, 2013, the Advisor received its full compensation at the annual rate of 0.65% for the All-Cap Value Fund. For the fiscal year ended February 28, 2013, the Advisor received compensation at the annual rate of 0.00% for the V2000 SmallCap Value Fund. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for each of the Funds is available in the Funds’ annual report to shareholders for the period ending February 28, 2013.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Trust, with respect to each Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, if applicable and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable) to not more than 1.50% and 0.98% of the average daily net assets of All-Cap Value Fund and the V2000 SmallCap Value Fund, respectively, through June 30, 2014. In determining a Fund’s total operating expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to a Fund relating to brokerage/services arrangements shall not be taken into account in determining a Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any “acquired fund fees and expenses.” In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the Funds. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to a Fund during any of the previous three fiscal years, less any reimbursement previously paid by a Fund to the Advisor with respect to such waivers, reductions and payments. Amounts reimbursed may not cause a Fund to exceed its expense limit. It is expected that the Expense Limitation Agreement will continue from year-to-year with respect to each Fund provided such continuance is specifically approved by a majority of the Trustees who are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act. The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

The Funds’ Portfolio Managers

The Advisor utilizes a management team approach with respect to each Fund and the management team is jointly and primarily responsible for the day-to-day management of each Fund. The management team is comprised of various professional investment personnel of the Advisor. The individuals on the management team that have the most significant responsibility for the day-to-day management of each of the Funds are Bruce H. Geller, Jeffrey C. Baker and Peter A. Gulli.

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Mr. Geller is the Advisor’s Chief Executive Officer and served as the Advisor’s Co-President since 2005 and was the Advisor’s Executive Vice President from 2000 to 2005. Mr. Baker has served as the Advisor’s Executive Vice President since 2005 and became the Advisor’s Chief Investment Officer in 2006. Mr. Baker was the Advisor’s Senior Vice President from 2002 to 2005 and Vice President from 2000 to 2002. Mr. Baker also serves as a Trustee and President of the Trust and as the Trust’s Principal Executive Officer with respect to the All-Cap Value Fund. Mr. Gulli joined the Advisor in 1999 and is a Senior Vice President. Each of the aforementioned individuals serves as a sector analyst and is responsible for stock selection within their defined sectors and each carries the Certified Financial Analyst (CFA) designation. The management team members (other than Mr. Gulli) have served as portfolio managers for the All-Cap Value Fund since that Fund’s inception in 2007. The management team members have served as portfolio managers for the V2000 SmallCap Value Fund since that Fund’s inception in 2010.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other assets managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Board of Trustees

The Funds are series portfolios of the Trust, an open-end management investment company organized as a Delaware statutory trust on July 27, 2006. The Trustees supervise the operations of the Funds according to applicable state and federal law, and the Trustees are responsible for the overall management of the Funds’ business affairs.

Administrator

Commonwealth Shareholder Services, Inc. (the “Administrator”) assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor of the Funds, and provides the Funds with certain administrative and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide these services to the Funds.

Transfer Agent

Commonwealth Fund Services, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated later in this Prospectus under the caption “Investing in the Fund,” the Transfer Agent handles orders to purchase and redeem shares of the Funds and disburses dividends paid by the Funds.

Distributor

First Dominion Capital Corp. (the “Distributor”), the offices of which are located at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

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Each of the Funds has adopted Distribution Plans in accordance with Rule 12b-1 under the 1940 Act. Pursuant to each of the Distribution Plans, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plans provide that the Funds will pay the annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class Shares and 1.00% of the average daily net assets of each Fund’s Class C Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. The 0.25% fee for the Investor Class Shares is a service fee. The 1.00% fee for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class Shares are sold without the imposition of 12b-1 fees.

Other Expenses

In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Shareholder Servicing. Certain financial intermediaries that maintain “street name” or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. Each of the Funds (with respect to each of the share classes) may pay these service fees in addition to the fees paid under the 12b-1 Plans.

However, with respect to the V2000 SmallCap Value Fund, the Fund has adopted a shareholder servicing plan for its Investor Class shares that provides for the payment of up to 0.25%. For more information, please refer to the SAI.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Complete holdings (as of the dates of such reports) are available in reports on Form N-Q and Form N-CSR filed with the SEC.

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INVESTING IN THE FUNDS

Purchase Options

The Funds offer three different classes of shares through this Prospectus. Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Funds. The following is a summary of each share class.

Investor Class Shares

•	No front-end sales charge or contingent deferred sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	$2,500 minimum investment ($2,500 for IRAs).
•	$500 minimum additional investments ($100 for those participating in an automatic investment plan).
•	No maximum purchase per transaction.
•	No conversion feature.

Institutional Class Shares

•	No front-end sales charge or contingent deferred sales charge.
•	No distribution and service plan (Rule 12b-1) fees.
•	$100,000 minimum investment.
•	$500 minimum additional investments ($100 for those participating in an automatic investment plan).
•	No maximum purchase per transaction.
•	No conversion feature.

Class C Shares

•	No front-end sales charge.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	$1,000 minimum investment ($1,000 for IRAs).
•	$500 minimum additional investments ($100 for those participating in an automatic investment plan).
•	No maximum purchase per transaction.
•	Automatic conversion to Investor Class Shares seven years after purchase.

When you purchase shares of a Fund, you must choose a share class. If none is chosen, your investment will be made in the Investor Class Shares. Further information is available free of charge by calling the Fund at 1-800-653-2839.

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Investor Class Shares

Investor Class Shares are sold without the imposition of a front-end or contingent deferred sales load. The public offering price of Investor Class Shares of the Funds is the net asset value per share. Shares are redeemed at net asset value. Investor Class Shares and may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell Investor Class shares of a Fund. The minimum initial investment for Investor Class Shares is $2,500 ($2,500 for IRAs). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). A Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Institutional Class Shares

Institutional Class Shares are sold without the imposition of a front-end or contingent deferred sales load. The public offering price of Institutional Class Shares of the Funds is the net asset value per share. Shares are redeemed at net asset value. Institutional Class Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell those shares of a Fund. The minimum initial investment for Institutional Class Shares is $100,000. A Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Class C Shares

Class C Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell Class C Shares of a Fund. The minimum initial investment is $1,000 ($1,000 for IRAs). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). A Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Contingent Deferred Sales Charges. If you redeem your Class C Shares within the first year of purchase you may be subject to a contingent deferred sales charge. For example, if you purchased shares on January 31 of one year and redeemed as of January 30 the next year you may be subject to the contingent deferred sales charge; however, if you redeemed on January 31 of that next year you would not be subject to that charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

Year of Redemption After Purchase	Contingent Deferred Sales Charge
During 1st year	1.00%
After First Year and all Subsequent Years	None

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of a Fund. The Distributor, as paying agent for the Funds, may pay all or a portion of the

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contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a particular redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances. See “Redeeming Shares - Contingent Deferred Sales Charge Waivers” below.

If you hold Class C Shares for seven years, they will automatically convert to Investor Class Shares, which are also offered in this Prospectus. Investor Class Shares are subject to fees of 0.25% under the Distribution Plan. Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

Purchase and Redemption Price

Determining the Funds’ Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Funds in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on business holidays when the NYSE is closed. The NYSE is open for business every day other than weekends and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. To the extent a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of each Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which

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representative market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Administrator when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of the Funds may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. The Funds may also be unable to receive the portfolio security’s fair value if the Funds should sell the security. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for a Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. A Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of a Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Exchange Privileges. You may exchange your shares of a Fund for shares of the same class of any other Fund of the Trust which are offered for sale in the state in which you reside. Any such exchange will be made at net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the Fund in which you wish to invest.

If you wish to exchange shares of your Fund, please call 1-800-653-2839 for instructions to authorize any such exchange. You may be instructed to direct the Fund to exchange such shares in writing and will be asked to provide information such as your account number, number of shares to be exchanged, the name of the Fund to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of your existing shares.

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The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privileges upon prior written notice to the shareholders.

Purchasing Shares

The Funds have authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by a Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the next calculation of a Fund’s net asset value after the authorized broker or broker authorized designee receives the orders. Investors may also be charged by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by a Fund. If checks are returned due to insufficient funds or other reasons, the purchase will be canceled. The prospective investor will also be responsible for any losses or expenses incurred by a Fund, the Administrator, and the Transfer Agent. A Fund will charge a $35 fee and may redeem shares of a Fund already owned by the purchaser or another identically registered account to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable Fund to:

[Insert Fund Name and Class of Shares]
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call 1-800-653-2839 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call 1-800-653-2839 for wire instructions and to advise the Transfer Agent of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the applicable Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Purchases In Kind. You may, if a Fund approves, purchase shares of that Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for a Fund, please call 1-800-653-2839. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute a Fund’s net asset value.

Stock Certificates. The Funds normally do not issue share certificates. Evidence of ownership of shares is provided through entry in the Funds’ share registry. Investors receive periodic account statements (and, where applicable, purchase confirmations) that show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor. The Funds may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information. In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Funds will not be responsible for any losses incurred due to the inability to verify the identity of any investor opening an account.

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Redeeming Shares

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

[Insert Name of Fund and Class of Shares]
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Regular mail redemption requests should include the following:

1.	Your letter of instruction specifying the Fund, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2.	Any required signature guarantees (see under the “Signature Guarantees” heading); and
3.	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may cause the redemption to be delayed beyond the 7 days) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Funds may rely upon confirmation of redemption requests transmitted via facsimile (804-330-5809). The confirmation instructions must include the following:

1.	Name of Fund;
2.	Shareholder(s) name and account number;
3.	Number of shares or dollar amount to be redeemed;
4.	Instructions for transmittal of redemption proceeds to the shareholder; and
5.	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by

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wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See the “Signature Guarantees” subsection below).

A Fund, at its discretion, may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling 1-800-653-2839. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with a Fund. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by a Fund to be genuine. The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided the Funds follow reasonable procedures to insure instructions are genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $2,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, a Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his account net asset value up to at least $2,500 for Investor Class Shares and $1,000 for Class C Shares during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the

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1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to ensure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers. The contingent deferred sales charge imposed on Class C Shares may be waived in the following circumstances:

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.

•	Tax-free returns of excess contributions to IRAs.

•	Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions of Class C Shares pursuant to a systematic withdrawal plan.

•	Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or a Fund. Such waiver requests must be made at the time of redemption.

Reinstatement Privilege. If you sell Class C Shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a contingent deferred sales charge. Reinstated Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. This privilege can only be used once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

Miscellaneous. Each Fund reserves the right to (i) refuse to accept any request to purchase shares of a Fund for any reason; (ii) suspend any redemption

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request involving recently purchased shares until the check for the recently purchased shares has cleared; and (iii) suspend its offering of shares at any time.

Purchasing or Redeeming through a Financial Intermediary

You may purchase or redeem shares of a Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares at the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to a Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to a Fund by the time the Fund prices its shares on the following business day.

The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of a Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s small-cap and mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as small-cap and mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Funds may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

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The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of a Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Funds and possibly restricted from making additional investments in the Funds. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what a Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Funds believe could be either abusive or for legitimate purposes, the Funds may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Funds will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisors, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If a Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Fund or its Advisor or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and its long term shareholders, may be

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harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

OTHER IMPORTANT INVESTMENT INFORMATION

Dividends, Distributions and Taxes

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Each Fund will distribute all or substantially all of its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. Although a Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Funds to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Funds shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered" under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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Financial Highlights

The financial highlights tables on the following pages are intended to help you understand the financial performance of the All-Cap Value Fund’s Investor Class Shares (formerly, the Class A Shares) and Class C Shares for the past five years and the Institutional Class Shares since the commencement of operations of that class on July 19, 2010 and financial performance of the V2000 SmallCap Value Fund’s Investor Class Shares and Institutional Class Shares since the commencement of operations of those classes on June 30, 2010. Certain information reflects financial results for a single share of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of the Funds. The financial data in the tables have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years and periods is incorporated by reference into the SAI. This information should be read in conjunction with each Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling 1-800-653-2839. Further information about the performance of the Funds is contained in the Annual Report, a copy of which may also be obtained at no charge by calling 1-800-653-2839.

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DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

					Investor Class Shares
					Year ended February 28,

	Year Ended		Year Ended
	February 28,		February 29,
	2013		2012		2011		2010	2009

Net asset value beginning of period	$11.13		$11.60		$9.44		$6.26	$9.26

Investment Activities
Net investment income (loss)	0.09	(C)	0.08	(C)	-	(B)(C)	0.01	0.02
Net realized and unrealized gain
(loss) on investments	0.84		(0.39)		2.16		3.19	(3.01)

Total from investment activities	0.93		(0.31)		2.16		3.20	(2.99)

Distributions
Net investment income	(0.16)		(0.06)		-		-	-
Net realized gain	(0.11)		(0.10)		-	(B)	(0.02)	(0.01)

Total distributions	(0.27)		(0.16)		-		(0.02)	(0.01)

Net asset value, end of period	$11.79		$11.13		$11.60		$9.44	$6.26

Total Return	8.59%		(2.56%)		22.89%		51.17%	(32.26%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, net	1.45%		1.30%		1.47%		1.71%	1.75%	(A)
Net investment income (loss)	0.86%		0.74%		0.04%		0.19%	0.71%	(A)
Portfolio turnover rate	60.57%		49.53%		53.05%		101.89%	90.97%
Net assets, end of period (000’s)	$30,165		$75,004		$71,124		$43,669	$32,223

(A)
Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.72% for the year ended February 28, 2009 and by 6.77% for the period June 20, 2007 to February 29, 2008. The ratios reflect the effect of the management fee waivers and reimbursement of expenses.

(B)	Less than $0.01 per share.
(C)	Per share amounts calculated using the average number of shares outstanding.

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DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Institutional Class Shares

	Year ended		Year ended		Period July 19, 2010* to
	February 28, 2013		February 29, 2012		February 28, 2011

Net asset value, beginning of period	$11.13		$11.59		$9.33

Investment activities
Net investment income (loss)	0.13	(A)	0.11	(A)	0.03	(A)
Net realized and unrealized gain (loss) on investments	0.85		(0.38)		2.26

Total from investment activities	0.98		(0.27)		2.29

Distributions
Net investment income	(0.25)		(0.09)		-
Net realized gain	(0.11)		(0.10)		(0.03)

Total distributions	(0.36)		(0.19)		(0.03)

Net asset value, end of period	$11.75		$11.13		$11.59

Total Return	9.03%		(2.21%)		24.55%	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, net	1.12%		1.01%		1.11%	**
Net investment income (loss)	1.20%		1.03%		0.46%	**
Portfolio turnover rate	60.57%		49.53%		53.05%	***
Net assets, end of period (000’s)	$26,509		$62,319		$17,486

* Commencement of operations
** Annualized
*** Not annualized
(A) Per share amounts calculated using the average number of shares outstanding.

43

DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Class C Shares

					Year ended February 28,

	Year ended		Year ended
	February 28,		February 29,
	2013		2012		2011		2010	2009

Net asset value, beginning of period	$10.87		$11.36		$9.31		$6.20	$9.22

Investment activities
Net investment income (loss)	0.01	(C)	-	(B)(C)	(0.07)	(C)	(0.04)	-	(B)
Net realized and unrealized gain (loss) on investments	0.83		(0.39)		2.12		3.15	(3.02)

Total from investment activities	0.84		(0.39)		2.05		3.11	(3.02)

Distributions
Net investment income	(0.13)		-		-		-	-
Net realized gain	(0.11)		(0.10)		-		-	-

Total distributions	(0.24)		(0.10)		-		-	-

Net asset value, end of period	$11.47		$10.87		$11.36		$9.31	$6.20

Total Return	7.88%		(3.37%)		22.02%		50.16%	(32.75%)

Ratios/Supplemental Data
Ratio to average net assets
Expenses, net	2.20%		2.08%		2.23%		2.46%	2.50%	(A)
Net investment income (loss)	0.12%		(0.04%)		(0.69%)		(0.56%)	(0.04%)	(A)
Portfolio turnover rate	60.57%		49.53%		53.05%		101.89%	90.97%
Net assets, end of period (000’s)	$5,111		$4,832		$4,713		$2,304	$1,446

(A)	Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.72 % for the year ended February 28, 2009 and by 6.77% for the period June 20, 2007 to February 29, 2008. The ratios reflect the effect of the management fee waivers and reimbursement of expenses.
(B)	Less than $0.01 per share.
(C)	Per share amounts calculated using the average number of shares outstanding.

44

DGHM V2000 SMALLCAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Investor Class Shares

	Year ended	Year ended	Period June 30, 2010* to
	February 28, 2013	February 29, 2012	February 28, 2011

Net asset value, beginning of period	$7.75	$12.92	$10.00

Investment activities
Net investment income (loss)(A)	0.12	(0.05)	-	(B)
Net realized and unrealized gain (loss) on investments	0.94	(0.74)	3.10

Total from investment activities	1.06	(0.79)	3.10

Distributions
Net investment income	(0.04)	(0.48)	-
Realized gains	(0.12)	(3.90)	(0.18)

Total distributions	(0.16)	(4.38)	(0.18)

Net asset value, end of period	$8.65	$7.75	$12.92

Total Return	13.77%	(3.43%)	31.05%	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	21.40%	29.98%	15.71%	**
Expenses, net of legal and compliance fees waivers before management fee waivers	16.87%	29.98%	15.71%	**
Expenses, net of all waivers	1.90%	1.90%	1.90%	**
Net investment income (loss)	1.45%	(0.40)%	0.07%	**
Portfolio turnover rate	118.00%	58.38%	33.60%	***
Net assets, end of period (000’s)	$238	$75	$260

* Commencement of operations
** Annualized
*** Not annualized
(A) Per share amounts calculated using the average number of shares outstanding.
(B) Less than $0.01 per share.

45

DGHM V2000 SMALLCAP VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Institutional Class Shares

	Year ended		Year ended		Period June 30, 2010* to
	February 28, 2013		February 29, 2012		February 28, 2011

Net asset value, beginning of period	$8.01		$13.01		$10.00

Investment activities
Net investment income (loss)	0.14	(A)	(0.02)	(A)	0.02	(A)
Net realized and unrealized gain(loss) on investments	0.98		(0.75)		3.20

Total from investment activities	1.12		(0.77)		3.22

Distributions
Net investment income	(0.13)		(0.33)		(0.03)
Realized gains	(0.12)		(3.90)		(0.18)

Total distributions	(0.25)		(4.23)		(0.21)

Net asset value, end of period	$8.88		$8.01		$13.01

Total Return	14.08%		(3.34%)		32.24%	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	19.45%		29.82%		15.46%	**
Expenses, net of legal and compliance fees waivers before management fee waivers	14.92%		29.82%		15.46%	**
Expenses, net of all waivers	1.65%		1.65%		1.65%	**
Net investment income (loss)	1.70%		(0.15)%		0.32%	**
Portfolio turnover rate	118.00%		58.38%		33.60%	***
Net assets, end of period (000’s)	$191		$351		$998

* Commencement of operations
** Annualized
*** Not annualized
(A) Per share amounts calculated using the average number of shares outstanding.

46

HOW TO GET MORE INFORMATION

Additional information about each Fund’s investments is available in the:

•
Statement of Additional Information (“SAI”) which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.

•
Annual and Semi-Annual Reports to shareholders which describe each Fund’s performance and list their portfolio securities. The Annual Reports also include a letter from Fund management describing each Fund’s investment strategies that significantly affected the Funds’ performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Funds as follows:

By telephone:	1-800-653-2839

By mail:	[Name of Fund]
c/o Commonwealth Shareholder Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

By e-mail:	mail@ccofva.com

On the Internet:	http://www.dghm.com/products_funds.asp

You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

•	visiting the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information about the Public Reference Room.)

•	sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov

•	visiting the EDGAR Database on the SEC’s Internet website - http://www.sec.gov

Investment Company Act file number 811-21958

STATEMENT OF ADDITIONAL INFORMATION

DGHM INVESTMENT TRUST
And its series portfolios
DGHM ALL-CAP VALUE FUND
Investor Class Ticker: DGHMX
Institutional Class Ticker: DGAIX
Class C Ticker: DGACX

DGHM V2000 SMALLCAP VALUE FUND
Investor Class Ticker: DGSMX
Institutional Class Ticker: DGIVX
Class C Ticker: DGSVX

September __, 2013

DGHM Investment Trust
565 Fifth Avenue, Suite 2101
New York, New York 10017
Telephone No. 1-800-653-2839

1

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the DGHM All-Cap Value Fund (“All-Cap Value Fund”) and the DGHM V2000 SmallCap Value Fund (“V2000 SmallCap Value Fund”) (each a “Fund” and collectively, the “Funds”), dated the same date as this SAI (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. This SAI incorporates by reference the Funds’ Annual Reports for the fiscal year ended February 28, 2013 (“Annual Reports”). Copies of the Funds’ Prospectus, Annual Reports, and/or Semi-annual Reports may be obtained at no charge by calling the Funds at the phone number shown above or by writing Commonwealth Shareholder Services at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

2

OTHER INVESTMENT POLICIES

The DGHM Investment Trust (“Trust”) was organized on July 27, 2006 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is a separate, diversified series of the Trust. The following policies supplement the Funds’ investment objective and policies as described in the Prospectus for the Funds. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds’ investment program will be successful. Investors should carefully review the descriptions of the Funds’ investments and their risks described in the Prospectus and this SAI.

EQUITY SECURITIES.  The equity portion of each of the Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market as described in the Prospectus. In addition to common stocks, the equity portion of each of the Fund’s portfolio may also include preferred stocks and convertible preferred stocks. Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, specific industry changes and market volume. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will most likely decline. There are also special risks associated with investing in preferred stock, including the following:

Deferral and Nonpayment. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or fail to pay distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred stock may be subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income and liquidation payments upon the bankruptcy or other liquidation of the issuer, and therefore will be subject to significantly greater credit risk than more senior debt instruments. Consequently, in the event an issuer were to go through a bankruptcy or liquidation, the subordinated right to payment of the Fund as a holder of the issuer’s preferred stock could adversely affect the value of each Fund’s investment and an investor could incur a loss of investment in the Fund as a result.

Liquidity. Preferred stock may be more thinly traded and substantially less liquid than many other types of securities, such as common stocks or U.S. government securities. This lack of market liquidity may adversely affect the value of each Fund’s investment in the preferred stock, and an investor could incur a loss of investment in the Fund as a result.

Limited Voting Rights. Generally, preferred stock offers no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods.

Special Redemption Rights. The terms of a preferred stock series may, in certain circumstances, allow the issuer of the preferred stock to redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the shares of preferred stock held by the Fund.

The V2000 SmallCap Value Fund’s securities may be thinly traded and as a result that Fund is subject to liquidity risk similar to the liquidity risk described above for preferred stocks.

CONVERTIBLE SECURITIES.  Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, Dalton, Greiner, Hartman, Maher & Co., LLC, each Fund’s investment advisor (“Advisor”), believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. Each Fund’s ability to invest in warrants may be limited by each Fund’s investment restrictions.

FOREIGN SECURITIES.  The Funds may invest in foreign securities represented by American Depository Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

REAL ESTATE SECURITIES.  Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. The Funds may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with each Fund’s investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REIT may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (“1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

MONEY MARKET INSTRUMENTS.  The Funds may invest in money market instruments including U.S. Government obligations or corporate debt obligations provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P’s”), or Fitch Investors Service, Inc. (“Fitch”), or if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of each Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

EXCHANGE TRADED FUNDS.  As noted in the Prospectus, the Funds may invest in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units if the Advisor believes it is in each Fund’s best interest to do so. Each Fund’s ability to redeem creation units may be limited by the 1940 Act which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. There is also the risk that ETFs in which the Funds may invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds may invest will incur expenses not incurred by their applicable indices. These expenses will be passed on to the Funds, thus increasing each Fund’s expenses. Certain securities comprising the indices tracked by these ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

The market value of ETF shares may also differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

U.S. GOVERNMENT SECURITIES.  The Funds may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of each Fund’s shares.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, each of Funds may lend portfolio securities in an amount up to 33% of total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Funds might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO TURNOVER.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.

For the fiscal year ended February 29, 2012, the V2000 SmallCap Value Fund’s portfolio turnover rate was 58.38% and for the fiscal year ended February 28, 2013, the V2000 SmallCap Value Fund’s portfolio turnover rate was 118.00%. The higher turnover rate for the fiscal year ended February 28, 2013 was a result of the normal investment process. The Adviser anticipates that the turnover rate for the Fund’s next fiscal year may be lower.

TEMPORARY DEFENSIVE POSITIONS.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Funds may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Funds take a temporary defensive position, the Funds may not be able to achieve its investment objective.

BORROWING.  To the extent permitted under the 1940 Act and other applicable law, the Funds may borrow money. In the event that a Fund ever borrows money under these conditions, such borrowings could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

INVESTMENT LIMITATIONS

Each of the Funds has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of each Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, a Fund may not:

(1)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	Make investments for the purpose of exercising control or management over a portfolio company;

(7)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(8)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers’ acceptance shall not be deemed to be the making of a loan;

(9)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); or

(10)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

With respect to fundamental restriction #7 above, a “group of industries” means particular related industries that when grouped together may be considered a sector. For example, banking may be considered to be an industry while banking and insurance taken together may be considered a group of industries, or a sector.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

(1)	Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; or
(2)
(2)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. The Advisor shall manage each Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement (each an “Advisory Agreement” or together, the “Advisory Agreements”) by and between the Advisor and the Trust on behalf of each of the Funds, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment advisor for a number of client accounts, including the Funds. Investment decisions for the Funds are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection.  The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell each Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Advisor by the Funds.

The Funds may invest in securities traded in the over-the-counter market. In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

For the fiscal years ended February 28, 2013, February 29, 2012 and February 28, 2011, the All-Cap Value Fund paid brokerage commissions of $225,826, $229,004 and $113,927, respectively. For the fiscal years ended February 28, 2013 and February 29, 2012, the V2000 SmallCap Value Fund paid brokerage commissions of $869 and $1,615, respectively.

As of the close of the fiscal year ended February 28, 2013, the All Cap Value Fund held shares of JP Morgan Chase & Co., a regular broker-dealer of the Fund as defined in the 1940 Act. The aggregate value of such shares held at the close of the fiscal period was $2,409,016.

Aggregated Trades.  While investment decisions for the Funds are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions for the Funds, and the Funds may engage in short-term trading to achieve their respective investment objectives. High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on July 27, 2006, is an open-end management investment company. The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of two series: the DGHM All-Cap Value Fund and the DGHM V2000 SmallCap Value Fund. The shares of the Fund are currently divided into three classes which are described in the Prospectus: Investor Class Shares (formerly, the Class A Shares), Institutional Class Shares and Class C Shares. Additional series and/or classes may be created from time to time. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including each of the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan that contains the general characteristics of, and conditions under which, the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board of Trustee supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board of Trustees is Theo H. Pitt, Jr., who is not an “interested person” of the Trust, as that term is defined under the 1940 Act (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees will be responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The table in the next section provides information regarding the Trustees of the Trust. Based on each Trustee’s experience described below, the Trust concluded that each such Trustee should serve as a Trustee.

TRUSTEES AND OFFICERS.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Name, Age and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jack E. Brinson, 81	Trustee	Since 04/07	Retired since January 2000; previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Tilson Investment Trust for the two series of that trust; and Starboard Investment Trust for the 18 series of that trust; (all registered investment companies).
Theo H. Pitt, Jr., 77	Trustee and Chairman	Since 04/07	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	2	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the18 series of that trust; (all registered investment companies).
INTERESTED TRUSTEES*
Jeffrey C. Baker, 47 565 Fifth Avenue Suite 2101 New York, New York 10017	Trustee, President, and Principal Executive Officer	Since 04/07	Executive Vice President and Chief Investment Officer, Dalton, Greiner, Hartman, Maher & Co., LLC (investment advisor to the Fund) since 2005; previously, Senior Vice President, Dalton, Greiner, Hartman, Maher & Co., LLC, 2002 to 2005; and Vice President, Dalton, Greiner, Hartman, Maher & Co., LLC, 2000 to 2002.	2	None
*Basis of Interestedness: Mr. Baker is an Interested Trustee because he is a Member of the Advisor.
OTHER OFFICERS
Thomas F. Gibson, 50 565 Fifth Avenue Suite 2101 New York, New York 10017	Treasurer and Principal Financial Officer	Since 04/07	Vice President, Chief Financial Officer, and Chief Compliance Officer, Dalton, Greiner, Hartman, Maher & Co., LLC since 2005; previously, Chief Financial Officer and Chief Compliance Officer, Bingham Legg Advisers, LLC, 1999 to 2005.	n/a	n/a

Karen M. Shupe 48	Secretary and Assistant Treasurer	Since 11/08	Managing Director of Fund Operations, Commonwealth Shareholder Services, Inc. since 2003; previously, Financial Reporting Manager, Commonwealth Shareholder Services, Inc. 2001 to 2003.	n/a	n/a

Name, Age and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lauren T. Jones 30	Assistant Secretary	Since 11/09	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006. Account Manager, Insider NYC, an Event Planning firm, from 2004 to 2005.	n/a	n/a
Julian G. Winters 44	Chief Compliance Officer	Since 11/08	Managing Member of Watermark Solutions (investment compliance and consulting) since March 2007; previously, Vice-President-Compliance Administration, The Nottingham Company (investment company administrator and fund accountant) 1998 to 2007.	n/a	n/a

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees each Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of each Fund’s financial statements, and interacts with each Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary. The Audit Committee met twice during the fiscal year ended February 28, 2013.

Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary and did not meet during the fiscal year ended February 28, 2013. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of each Fund’s shareholders, on the one hand, and those of each Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of each Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended February 28, 2013.

Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee will meet only as necessary and did not meet during the fiscal year ended February 28, 2013.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee:

Jack E. Brinson – Mr. Brinson has experience as an investor, including his role as trustee of several other investment companies and business experience as President of a company in the business of private investing.

Theo H. Pitt – Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm.

Jeffrey C. Baker – Mr. Baker has experience as an investor, including his role as a sector specialist and Chief Investment Officer for the Advisor.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2012 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the All Cap Value Fund / V2000 SmallCap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
INDEPENDENT TRUSTEES
Jack E. Brinson	A/A	A
Theo H. Pitt, Jr.	A/A	A
INTERESTED TRUSTEES
Jeffrey C. Baker	C/C	D
*Includes the two funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2012, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, the Distributor, or any entity controlling, controlled by, or under common control with the Advisor or the Distributor.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Independent Trustees receive $4,000 each year plus $250 per Fund per meeting attended in person or by telephone. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. The following table reflects the amount of compensation received by each Trustee for the fiscal year ended February 28, 2013.

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
Jack E. Brinson	$7,000	None	None	$7,000
Theo H. Pitt, Jr.	$7,000	None	None	$7,000
INTERESTED TRUSTEES
Jeffrey C. Baker	None	None	None	None

     * Each of the Trustees serves as a Trustee to the two funds of the Trust.

CODES OF ETHICS.  The Trust, Advisor, and the Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics). There can be no assurance that the codes will be effective in preventing such activities. The code permits employees and officers of the Trust, Advisor, and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of each Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

PROXY VOTING POLICIES.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-800-653-2839; and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES.   As of May 31, 2013, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1.00% of the outstanding Investor Class Shares and Institutional Class Shares of each of the Funds and owned beneficially less than 1.00% of Class C Shares of the All-Cap Value Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the All-Cap Value Fund and the V2000 SmallCap Value Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the investment advisory agreement with the Adviser. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Funds as of May 31, 2013.

	ALL-CAP VALUE FUND

	Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent
NFS	134,926.011	5.48%
250 Riverchase Pkwy, E Fl 5
Birmingham, AL 35244

Charles Schwab & Co.	591,908.967	12.04%
101 Montgomery St.
San Francisco, CA 94104

Reliance Trust Co.
P.O. Box 48529
Atlanta, GA	294,971.283	11.98%

	Class C Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Raymond James & Associates, Inc.	24,304.279	5.52%
3515 Brunswick Road
Memphis, TN 38133

Raymond James & Associates, Inc.	48,092.590	10.93%
117 Camellia Drive
Dothan, AL 36303

	Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Charles Schwab & Co.	717,234.739	37.92%
101 Montgomery Street
San Francisco, CA 94104

	V2000 SMALLCAP VALUE FUND

	Investor Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Charles Schwab & Co.	6,248.510	23.15%
101 Montgomery St.
San Francisco, CA 94104

NFS	3,920.491	14.52%
P.O. Box 3046
Danbury, CT 06813

NFS	6,267.839	23.00%
332 Windy Run Road
Doylestown, PA 18901

NFS	2,570.694	9.52%
33 Amackassin Terrace
Yonkers, NY 10703

NFS	1,670.951	6.19%
500 Pondside Drive, Apt. 2A
White Plains, NY 10607

NFS	3,146.179	11.65%
P.O. Box 290
Lyons, CO 80540

	Institutional Class Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent
Bruce Geller	8,124.253	37.50%
3 Chapel Hill Road
Westport, CT 06880

Karen M. Shupe	2,005.254	9.26%
5233 Saltwood Pl.
Sandston, VA 23150

Joshua Waltuch	4,309.547	19.89%
1151 Emerson Avenue
Teaneck, NJ 07666

Jeffrey C. Baker	3,047.913	14.07%
22 Sage Street
Holmdel, NJ 07733

INVESTMENT ADVISOR.  Information about the Advisor, Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, New York 10017, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises each Fund’s investments pursuant to the Advisory Agreements. The Advisor was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Advisor is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Advisor is employee owned.

The Advisor manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Bruce H. Geller, Peter A. Gulli, and Jeffrey C. Baker comprise the portfolio management team of the Fund and, as such, are responsible for the day-to-day management of each Fund’s portfolio. Jeffrey C. Baker, Trustee, President and Principal Executive Officer of the Trust, and Thomas F. Gibson, Treasurer and Principal Financial Officer of the Trust, are each affiliates of the Advisor by virtue of their employment with the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreements are terminable without penalty by the Trust on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60-days’ notice by the Advisor. The Advisory Agreements provide that they will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

As full compensation for the investment advisory services provided to the All-Cap Value Fund, the Advisor is entitled to a monthly fee payable at the annual rate of 0.65% of that Fund’s average daily net assets. The Advisory Agreement previously (i.e., prior to March 1, 2010) provided for a monthly fee at the annual rate of 0.75% of the All-Cap Value Fund’s average daily net assets). In addition, effective March 1, 2010, the Advisor and the Trust, on behalf of the All-Cap Value Fund, have entered into an Expense Limitation Agreement where the Advisor has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund through June 30, 2015, if necessary, in amounts that limit the All-Cap Value Fund’s total operating expenses to 1.50% of average daily net assets of the All-Cap Value Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted in accordance with Rule 12b-1 of the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable. In determining the All-Cap Value Fund’s total operating expenses, expenses that the All-Cap Value Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the All-Cap Value Fund relating to brokerage/services arrangements shall not be taken into account in determining the All-Cap Value Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation Agreement excludes any “acquired fund fees and expenses” as that term is described in the prospectus of the All-Cap Value Fund. In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the All-Cap Value Fund after March 1, 2010. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the All-Cap Value Fund during any of the previous three fiscal years (beginning March 1, 2010), less any reimbursement previously paid by the All-Cap Value Fund to the Advisor with respect to such waivers, reductions and payments. Amounts reimbursed may not cause the All-Cap Value Fund to exceed its expense limit.

For the All-Cap Value Fund, for the fiscal year ended February 28, 2011, the Advisor earned $391,683 in advisory fees, of which $0 was waived. For the fiscal year ended February 29, 2012, the Advisor earned $787,705 in advisory fees, of which $0 was waived. For the fiscal year ended February 28, 2013, the Advisor earned $671,851 in advisory fees, of which $0 was waived.

As full compensation for the investment advisory services provided to the V2000 SmallCap Value Fund, the Advisor is entitled to a monthly fee payable at the annual rate of 0.80% of that Fund’s average daily net assets. In addition, effective July 1, 2013, the Advisor and the Trust, on behalf of the V2000 SmallCap Value Fund, have entered into an Expense Limitation Agreement where the Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund through June 30, 2015, if necessary, in amounts that limit the V2000 SmallCap Value Fund’s total operating expenses to 0.98% of average daily net assets of the V2000 SmallCap Value Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted in accordance with Rule 12b-1 of the 1940 Act, if applicable, and expenses incurred under a shareholder servicing or administrative servicing plan, if applicable. Prior to June 30, 2013, the Adviser waived or reduced its fees, with the above exceptions, at a rate of not more than 1.65%.

In determining the V2000 SmallCap Value Fund’s total operating expenses, expenses that the V2000 SmallCap Value Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the V2000 SmallCap Value Fund relating to brokerage/services arrangements shall not be taken into account in determining the V2000 SmallCap Value Fund’s total operating expenses so as to benefit the Advisor. Finally, the Expense Limitation

Agreement excludes any “acquired fund fees and expenses” as that term is described in the prospectus of the V2000 SmallCap Value Fund. In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the V2000 SmallCap Value Fund. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the V2000 SmallCap Value Fund during any of the previous three fiscal years, less any reimbursement previously paid by the V2000 SmallCap Value Fund to the Advisor with respect to such waivers, reductions and payments. Amounts reimbursed may not cause the V2000 SmallCap Value Fund to exceed its expense limit.

For the V2000 SmallCap Value Fund, for the fiscal year ended February 28, 2011, the Advisor earned $286 in advisory fees, of which $286 was waived. For the fiscal year ended February 29, 2012, the Advisor earned $3,945 in advisory fees, of which $3,945 was waived. For the fiscal year ended February 28, 2013, the Advisor earned $2,745 in advisory fees, of which $2,745 was waived.

Portfolio Managers

Compensation.  The portfolio managers’ compensation varies with the general success of the Advisor as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management. The portfolio managers’ compensation is not directly linked to each Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of Funds’ equity securities beneficially owned by each portfolio manager as of February 28, 2013 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the DGHM All-Cap Value Fund/V2000 SmallCap Value
Bruce H. Geller	D/D
Peter A. Gulli	A/B
Jeffrey C. Baker	C/C

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2013.

Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Bruce H. Geller	0	$0	8	$258.7	88	$1,123.1
Peter A. Gulli	0	$0	8	$258.7	88	$1,123.1
Jeffrey C. Baker	0	$0	8	$258.7	88	$1,123.1
Accounts where compensation is based upon account performance	0	$0	4	$23.7	5	$202.2

     * In millions of dollars.

Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include hedge funds, separately managed private clients and discretionary 401(k) accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR.  Commonwealth Shareholder Services, Inc. (“CSS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 provides shareholder, recordkeeping, administrative and blue-sky filing services as the administrative agent for the Fund. For such administrative services, CSS receives 0.10% per annum of the average daily net assets of the Fund on the first $75 million and 0.07% per annum of the average daily net assets over $75 million. For the fiscal year ended February 28, 2011, CSS earned $73,477 for its services. For the fiscal year ended February 29, 2012, CSS earned $127,344 for its services. For the fiscal year ended February 28, 2013, CSS earned $105,202 for its services.

TRANSFER AGENT.  Commonwealth Fund Services, Inc. (“CFSI”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 is each Fund’s transfer and dividend disbursing agent. For such services, CFSI receives the greater of a) 0.06% per annum of each Fund’s average daily net assets up to $50 million plus 0.04% per annum of average daily net assets in excess of $50 million or b) $16 per annum per open account and $3 per annum per closed account, subject to a $10,000 minimum per year. CFSI earned $48,958 for its services for the fiscal year ended February 28, 2011. CFSI earned $77,099 for its services for the fiscal year ended February 29, 2012. CFSI earned $85,809 for its services for the fiscal year ended February 28, 2013.

ACCOUNTING SERVICES.  Commonwealth Fund Accounting (“CFA”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 is each Fund’s fund accountant and pricing agent. CFA earned $43,443 for its services for the fiscal year ended February 28, 2011. CFA earned $80,593 for its services for the fiscal year ended February 29, 2012. CFA earned $62,397 for its services for the fiscal year ended February 28, 2013.

DISTRIBUTOR.  The Funds will conduct a continuous offering of their securities. First Dominion Capital Corp. (“FDCC”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as each Fund’s principal underwriter and distributor. For the fiscal year ended February 28, 2011, FDCC received $0 in commissions and underwriting fees from the sale of Fund shares. For the fiscal year ended February 29, 2012, FDCC received $0 in commissions and underwriting fees from the sale of Fund shares. For the fiscal year ended February 28, 2013, FDCC received $0 in commissions and underwriting fees from the sale of Fund shares. In addition, prior to March 1, 2010, FDCC received a contingent deferred sales charge (“CDSC”) of 0.5% of Investor Class share (previously Class A shares) redemptions and 1% of Class C share redemptions occurring within one year of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the fiscal year ended February 28, 2011, FDCC received $422 of CDSC fees. For the fiscal year ended February 29, 2012, FDCC received $2,953 of CDSC fees. For the fiscal year ended February 28, 2013, FDCC received $537 of CDSC fees.

Distribution Plans

The Fund has adopted Distribution Plans (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Management of the Fund – Distributor” in the Prospectus) with respect to each class of shares of the Funds. As required by Rule 12b-1, the Plans (together with the Distribution Agreement) have been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Distribution Agreement. Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agency costs, savings to the Funds in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plans must be considered by the Trustees annually.

Under the Plans, the Funds may expend up to 0.25% and 1.00% of the Investor Class Shares and Class C Shares of each of the Funds, respectively, average daily net assets annually to finance any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells the Funds’ shares, may not exceed 0.25% of the Funds’ average annual net asset value. Institutional Class Shares are sold without the imposition of a 12b-1 fee.

The Plans are a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by each Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plans. FDCC has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Funds; (iii) holding seminars and sales meetings designed to promote the distribution of the Funds’ shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Funds’ investment objectives and policies and other information about the Funds; (v) training sales personnel regarding the shares of the Funds; and (vi) financing any other activity that each Fund’s distributor determines is primarily intended to result in the sale of shares of the Fund. The Funds’ distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

For the fiscal year ended February 28, 2013, the All-Cap Value Fund incurred 12b-1 fees of $136,873 and $46,921 for the Investor Class Shares and Class C Shares, respectively. These amounts were paid to the All-Cap Value Fund’s distributor as reimbursement for compensation to broker-dealers for the sale of shares of the applicable class and for reimbursement of allowable expenses pursuant to the 12b-1 plan described above. For the fiscal year ended February 28, 2013, the V2000 SmallCap Value Fund incurred 12b-1 fees of $346 and $0 for the Investor Class Shares and Class C Shares, respectively. These amounts were paid to the V2000 SmallCap Value Fund’s distributor as reimbursement for compensation to broker-dealers for the sale of shares of the applicable class.

Shareholder Servicing Plan

The V2000 SmallCap Value Fund has adopted a shareholder service plan on behalf of its Investor Class Shares. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by authorized firms; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting with respect to shares beneficially owned by shareholders; and (x) processing dividend payments from the Fund on behalf of shareholders.

Because the V2000 SmallCap Value Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

CUSTODIAN.  U.S. Bank, N.A. (“Custodian”), Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for each Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each Fund’s request, and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund’s administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The Trustees have selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Fund, and prepare each Fund’s federal, state, and excise tax returns. The independent registered public accounting firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES.  Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting FDCC or the Fund directly. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above. The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

SALES CHARGES.  The public offering price of Investor Class Shares, the Institutional Class Shares and the Class C Shares of the Funds equals net asset value. No front-end sales charge is imposed with respect to any of the Shares of the Funds.

FDCC or the Advisor may, out of their own resources and assets, pay commissions to broker-dealers on shares sold in Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed. FDCC may pay such broker-dealers a commission of up to 1% of the amount invested in Class C Shares subject to a contingent deferred sales charge.

From time to time dealers who receive dealer discounts and brokerage commissions from FDCC may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Funds’ distribution arrangements with FDCC, the sales charge payable to FDCC and the dealer discounts may be suspended, terminated, or amended.

DEALERS.  FDCC and/or the Advisor, at their own expense, may provide compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDEMPTIONS.  Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for  shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus, the Funds may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if a Fund is unable to verify the shareholder’s identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.

SPECIAL SHAREHOLDER SERVICES

REGULAR ACCOUNT.  The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

AUTOMATIC INVESTMENT PLAN.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, CSS will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the applicable Fund.

PURCHASES IN KIND.  A Fund may accept securities in lieu of payment for the purchase of shares in such Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in the Prospectus.

INVOLUNTARY REDEMPTIONS.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

SYSTEMATIC WITHDRAWAL PLAN.  Shareholders owning shares with a value of $2,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by a Fund upon 60-days’

written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-653-2839 or by writing to:

[Insert Name of Fund and Class of Shares]
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

REDEMPTIONS IN KIND.  The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

TRANSFER OF REGISTRATION.  To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

OTHER INFORMATION.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of each Fund’s shareholders and to avoid possible conflicts of interest. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-653-2839. These reports are also available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and each Fund’s complete portfolio holdings as of the end of each calendar quarter. The Funds will generally make this information available to the public at http://www.dghm.com/products_funds.asp within ten days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted.

The Trust’s service providers which have contracted to provide services to the Trust and the Funds, including, for example, the Trust’s custodian and fund accountant, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust or Advisor has the following ongoing arrangements with certain third parties to provide each Fund’s portfolio holdings information:

1.
to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

3.	to the Trust’s administrator, custodian, transfer agent, and accounting services provider on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities. Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide each Fund’s portfolio holdings information for which the Advisor determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for a Fund;

2.	research companies that allow the Advisor to perform attribution analysis for a Fund; and

3.	the Advisor’s proxy voting agent to assess and vote proxies on behalf of a Fund.

From time to time, employees of the Advisor may express their views orally or in writing on each Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of each Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of a Fund, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on a Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving each Fund’s portfolio securities. The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, a Fund would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to a Fund and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Fund. The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding each Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable. Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to a Fund and its shareholders from providing such information.

NET ASSET VALUE

The net asset value and net asset value per share of each class of shares of a Fund (“Class”) normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier. Each Fund’s net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing each Fund’s net asset value, all liabilities incurred or accrued are deducted from its total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of a Fund are valued as follows:

•
Securities that are traded in the over-the-counter market and securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are traded in the over-the-counter market and securities that are listed on an exchange which are not traded on the valuation date are valued at the most recent bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of a Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing each Fund’s total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Funds shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC.  Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% income test it is no longer subject to a 35% penalty as long as such failure is inadvertent. Instead, such RIC is only required to pay the tax the amount of shortfall to the amount that would have satisfied the 90% income test.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT.

Beginning in 2011, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income with respect to each calendar year and undistributed capital gains if they fail to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of a Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by the Funds, a Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

Failure to Qualify as a RIC.  If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.  Distributions paid to U.S. shareholders by the Funds from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Funds) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20% for such gain. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The Funds are required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets.  Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements.  Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities.  To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount a Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest.  A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders.  A tax-exempt shareholder could recognize unrelated business taxable income (UBTI) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies.  A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions.  A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders.  Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

In general, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in a Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

FINANCIAL STATEMENTS

You can receive free copies of reports, request other information and discuss your questions about a Fund by contacting the Fund directly at:

DGHM [Name of Fund]
c/o Commonwealth Shareholder Service, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: 1-800-653-2839
E-mail: mail@ccofva.com

The Annual Report of the All-Cap Value Fund and the V2000 SmallCap Value Fund for the fiscal year ended February 28, 2013 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the All-Cap Value Fund and the V2000 SmallCap Value Fund included in the Annual Report have been audited by the independent registered public accounting firm, BBD, LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

     MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa  – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

     AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

     F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

     (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

     The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

PROXY VOTING AND DISCLOSURE POLICY

DGHM INVESTMENT TRUST

I.              Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the DGHM Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.          Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Dalton, Greiner, Hartman, Maher & Co., LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

1.	to make the proxy voting decisions for each Fund; and

2.
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.              Conflicts

                  In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.          Fund Disclosure

A.             Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.             Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Funds will file Form N-PX with the SEC no later than August 31 of each year. Each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.                Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.           Proxy Voting Committee

A.	General

     The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.              Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted this the 26th day of April 2007

EXHIBIT A

Series of the DGHM Investment Trust

1.	DGHM All-Cap Value Fund
2.	DGHM V2000 SmallCap Value Fund

DALTON, GREINER, HARTMAN, MAHER & CO., LLC

Proxy Voting Policies & Procedures

(The following was excerpted from the SEC Policies & Procedures
Manual of Dalton, Greiner, Hartman, Maher & Co. LLC)

PROXY VOTING

Rule 206(4)-6 of the Investment Advisers Act of 1940 imposes a number of requirements on registered investment adviser that have voting authority with respect to securities held in their clients’ accounts. An Investment Adviser with voting authority has a fiduciary duty to monitor corporate actions and vote the proxies in a manner consistent with the best interests of its clients, and must never put its own interests above those of its clients.

Investment advisers that exercise voting authority over client proxies must therefore adopt and implement written policies and procedures that are reasonably designed to ensure that they (i) vote proxies in the best interest of clients; (ii) disclose to clients how they may obtain information on how the adviser voted their proxies; (iii) maintain certain records relating to proxy voting; and (iv) address material conflicts between its interests and those of their clients with respect to proxy voting.

The Company has provided to clients, via its Form ADV, Part II, a copy of its proxy voting policies and procedures. These policies and procedures include contact information for the Company’s Proxy Specialist from whom clients can obtain information about how the Company voted with respect to their securities.

With regards to books and records of Advisers who vote proxies, the SEC has amended Rule 204-2 to require retention of the following records:

•	Copies of all proxy voting policies and procedures;

•	A copy of each proxy voting statement regarding client securities and a record of each vote cast on behalf of a client. The Company uses a third party vendor, ADP, and their service, ProxyEdge Lite, to maintain records of proxy votes.

•	A copy of any document created by the Adviser that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision.

•	A copy of each written client request for voting information and a copy of any written response to a client (either written or oral). The Company’s Proxy Specialist maintains records of all client requests for their votes.

These records must be retained for at least five years, the first two years in an office of the adviser.

In accordance with the requirements of Rule 206(4)-6, the Company has adopted and implemented the following policies and procedures:

Proxy Voting Procedures:

The Labor Department’s Pension and Welfare Benefits Administration has emphasized that pension fund managers must place the interests of plan beneficiaries and participants ahead of all other considerations in deciding how to vote proxies (documents for putting issues to a vote of shareholders). Under the Employee Retirement Income Security Act (ERISA) of 1974, investment managers must verify holdings shown on proxy cards and act “solely in the interest of the participants and beneficiaries” of the plan and “for the exclusive purpose of providing benefits to them and defraying reasonable expenses of administering the plan.”

Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) will vote all proxies for its clients unless voting responsibility is specifically assigned to another party, such as the fiduciary or plan trustee.

DGHM recognizes the following principles regarding proxy voting:

•	Voting rights have economic value and should be considered (plan) assets within the meaning of ERISA. Since voting rights can affect the economic value of a company’s securities, they must be exercised with the utmost care. When fiduciaries of pension plans or their managers don’t vote on the ultimate value of their holding, they are hurting not only themselves but the beneficiaries of the funds they hold in trust.

•	Shares should be voted based on a careful analysis of the impact of the vote on the ultimate economic value of the plan’s investment (not management’s inherent interest) during the period in which the plan intends to hold the investment. Blindly voting with management or on an uninformed basis is imprudent and may be a violation of the exclusive purpose/benefit rule.

•	While there is a potential for a conflict of interest in that DGHM may hold securities in client portfolios that are also clients of our various products, DGHM will NEVER vote with an eye toward its business or private interest. Doing so represents a clear violation of ERISA’s exclusive benefit rule. In such cases, we will always vote in accordance with our guidelines, without exception.

•	DGHM will consider initiating actions to protect the value of a plan’s investment only in those situations where it is cost/beneficial to do so.

•	From time-to-time, proxy votes may be made that are on issues not specifically covered in the guidelines enumerated below or in exception to the stated guidelines. Such votes will be made with the primary goal of preserving or enhancing the economic value of the plan’s investment, and an explanation of the vote will be noted under the reporting requirements described below.

REPORTING AND MONITORING REQUIREMENTS

Dalton, Greiner, Hartman, Maher & Co., LLC’s proxy record-keeping system includes:

•	A brief description of the proxy proposals for each company is the portfolio.

•	Verification that the shares listed on the proxy match DGHM’s individual account records as of the record date.

•	Record and meeting dates.

•	The vote cast on each proposal.

•	Notification of Trustee/Custodian that a proxy has not been received.

•	A record of any calls or other contacts made regarding a vote.

Clients may receive full record of all proxy reports at anytime by calling Dolores Casaletto at (239) 261-3555.

PROXY VOTING GUIDELINES

CUMULATIVE VOTING
We will vote against proposals for cumulative voting to elect directors. Cumulative voting allows shareholders to cast all of their votes for a single candidate or any two or more of them. The result is that a minority block of stock can be represented on the board. Such representation could be counter to the interest of the majority of stockholders.

CLASSIFIED BOARD
We will vote against the classification of a board. We will vote for the declassification of an existing classified board. In most instances, classified boards are divided into three classes, with the directors of each class elected to overlapping three-year terms. When a classified board structure is already in place, and a routine matter with respect to the reelection of directors or the election of noncontroversial new directors is proposed, we will vote in favor of the proposal.

GREENMAIL
We will vote for anti-greenmail provisions. Greenmail is essentially blackmailing management into buying back stock at a price greater than the fair market value to avoid a takeover or a proxy fight. We support anti-greenmail provisions that require that the price paid to the greenmailer be extended to all shareholders of record.

DIRECTORS AND OFFICERS INDEMNITY AND LIABILITY
We will vote with management on proposals to indemnify directors by covering the expenses or penalties associated with lawsuits if the director or officer acted in good faith. Management proposals to specify indemnification for board members are seen as shark repellent and will be voted against. We will vote with management on proposals to limit/eliminate personal liability of directors; however, we oppose proposals that would free directors and officers from liability for negligence or inside dealing.

FAIR PRICE
We will not support fair price proposals, or any proposals which increase the percent vote required for business mergers or acquisitions above the minimum required by the state in which the company is incorporated.

COMPENSATION
New or revised bonus, incentive, profit sharing, savings, or pension plans, considered “non-routine” proposals, will be reviewed on a case-by-case basis. Ceilings on pension benefits will be voted as the company’s management recommends. We will vote against management on significant increased compensation awards and/or employment contracts to senior management which become effective upon change in ownership of the company, commonly called “Golden Parachutes.” We will vote against executive compensation plans that are excessive and/or not aligned with shareholders’ long-term interests.

POISON PILL
Under a poison pill plan, or shareholder rights plan, shareholders are issued rights to purchase stock in their company or in the acquiring company if a hostile bidder acquires certain percentage of the outstanding shares. While anecdotal evidence suggests that poison pills may be benefited shareholders in some cases, there is no reliable evidence to suggest that, on average, poison pills enhance shareholder value. Taken as a whole, the evidence shows that poison pills have negative wealth effects on shareholders, both in the short-term and over the long-term. The evidence also shows that pills lead to the defeat of value-enhancing bids, reduce takeover premiums and serve as a significant deterrent to takeover bids. Therefore, we support shareholder proposals to eliminate anti-takeover defenses such as poison pills, and are against installing poison pill plans where none exist.

PREEMPTIVE RIGHTS
We will vote against proposals which grant preemptive rights and in favor of proposals which eliminate such rights. Preemptive rights result in a loss of financing flexibility and are likely to deter companies from raising capital advantageously. Shareholders will have no difficulty maintaining their relative position through open market purchases, should they so desire.

SECRET BALLOT
We will vote for proposals that stockholders identity be kept secret in public documents dealing with proxies, ballots, and voting tabulations.

SUPER-MAJORITY
We will oppose management on super-majority requirements for more than a majority of the vote to approve mergers, tenders, and sales. We will oppose management on super-majority requirements to remove directors or repeal or amend by-laws.

UNEQUAL VOTING RIGHTS
We will oppose management on issues of securities with differential voting power. This entails authorization of a class of common having superior or inferior voting rights of existing common with or without entitlement to elect a majority of the board. This includes proposals that grant short-term or long-term differential voting rights for the same class of stock or restriction on voting rights for large stockholders.

REINCORPORATION
Proposals for reincorporation are decided on a case-by-case basis. Management generally promote proposals to reincorporate a company in Delaware to take advantage of a 1986 Delaware law which limits the liability of directors.

SHAREHOLDER ACTION BY SPECIAL MEETING & WRITTEN CONSENT
Against proposals to eliminate the power of shareholders to act by written consent and/or to call a Special Meeting, amend the by-laws, or take other action regarding the Board of Directors.

BLANK CHECK PREFERRED
We will vote against authorizing blankcheck preferred stock - stock that does not have specific voting, dividend, conversion or other rights until issuance - because a company could dilute the voting rights of the common stock by issuing a new series of preferred stock that has super voting rights. For example, in the event of an attempted takeover, management could sell itself stock that had 1,000 times the voting rights of the common stock, preventing an acquirer from gaining a controlling interest in the company.

CHANGES IN CAPITAL
The following proposals will be decided on a case-by-case basis: new classes of stock, increases in common stock, stock splits, expanded purpose for convertibles, repurchase shares, increase shares and stock split, expand authority of Board on Preferred Stock, other capitalization-related proposals, issuance of stock for other reasons, joint plans for reorganization, proposals to merge with another company, restructuring plans, and proposals to issue shares in connection with acquisition.

SELECTION OF AUDITORS
We will support the selection of auditors we know to be competent and respected, and may vote against any whose integrity of objectivity have come under question. We will review votes to change auditors on a case-by-case basis, with emphasis on the explanation for the change. We will review proposals requiring auditor rotation on a case-by-case basis, taking into account the tenure of the audit firm, the proposed rotation period and whether the company regularly reviews the auditor for quality and cost.

SHAREHOLDER ACCESS TO THE PROXY FOR DIRECTOR NOMINATIONS (“OPEN ACCESS”)
We generally favor open access proposals, but will vote such proposals on a case-by-case basis, taking into account the ownership threshold and the proponent’s rationale for the proposal.

BOARD INDEPENDENCE
We will vote for shareholder proposals requiring only independent directors can serve on board audit, compensation, and/or nominating committees. To determine independence we will use the standards adopted by the NYSE and NASDAQ. Please refer to Appendix A.

SEPARATION OF CHAIRPERSON AND CEO
We will review proposals to separate the Board Chairperson and CEO responsibilities on a case-by-case basis. In most circumstances, separating the two responsibilities avoids conflicts of interest. However, in many smaller companies that have a limited group of leaders, it may be appropriate to combine these positions.

LEAD INDEPENDENT DIRECTOR
We will vote in favor of proposals to appoint a lead independent director.

Appendix A

Categorization of Directors

Inside Director

•	Employee of the company or its affiliates.
•	Nonemployee officer of the company if he is among the five most highly compensated individuals.
•	Listed as a Section 16 officer in the 10-K or proxy statement.
•	Interim CEO.
•	Beneficial ownership of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g., members of a family beneficially own less than 50 percent individually, but combined own more than 50 percent).

Affiliated Director

•	Former executive of the company or its affiliates.
•	Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation.
•	Former executive of an acquired firm.
•	Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor.
•	Executive, former executive, general or limited partner of a joint venture or partnership with the company.
•	Relative of current employee of company or its affiliates.
•	Relative of former executive of company or its affiliates.
•	Currently provides (or a relative provides) professional services to the company or its affiliates or to its officers.
•	Employed by (or a relative is employed by) a significant customer or supplier.
•	Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement.
•	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
•	Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee.
•	Founder of the company but not currently an employee.
•	Is (or a relative is) a trustee, director, or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates.
•	Board attestation that an outside director is not independent.

Independent Director

•	No connection to the company other than a board seat

Source: ISS 2004 Corporate Governance Policy Updates

The function of educating and training staff will be the responsibility of the Compliance officer in conjunction with the Managing Directors of both the Client Service and Investment Management groups.

Request for Additional Information

As required by Rule 204-2 of the Investment Advisers Act of 1940, the Company maintains records regarding the manner in which it (i) administers it policies and procedures for voting proxies, and (ii) votes for proxies for its clients.

A client may obtain additional information regarding the Company’s policies and procedures for voting proxies, as well as information regarding how the Company voted proxies for the client by sending a request to:

Dalton, Greiner, Hartman, Maher & Co. LLC
Dolores Casaletto
Vice President
3001 Tamiami Trail North, Suite 206
Naples, Florida 34103
(T) 239-435-7004
(E) dcasaletto@dghm.com

Procedures

•	On a periodic basis, the Chief Compliance Officer or his designee will test the proxy records to ensure that all proxies are voted in a timely manner and in the best interest of the client.

•	The Chief Compliance Officer will ensure that all new clients receive a copy of the Company’s Form ADV, Part II which includes the proxy voting policies and procedures.

•	On a periodic basis, the Chief Compliance Officer or his designee will review the proxy records to ensure that all votes are maintained and accessible upon request as require under the record keeping provision of this rule.

•	The Chief Compliance Officer will arrange for educating and training the staff responsible for proxy voting.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

          (a)           Declaration of Trust.1

          (b)           By-Laws.1

          (c)           Articles III, V, and VI of the Declaration of Trust defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

          (d)(1)      Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM All-Cap Value Fund.2

          (d)(2)      Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM V2000 Small Cap Value Fund.7

          (e)           Principal Underwriter Agreement between the Registrant and First Dominion Capital Corp.7

          (f)           Not Applicable.

          (g)           Custody Agreement between the Registrant and U.S. Bank, N.A.2

         (g)(1)       Amended Exhibit C to the Custody Agreement.5

         (h)(1)       Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc.7

         (h)(2)       Amended Schedule A to the Administrative Services Agreement.5

         (h)(3)       Transfer Agency and Services Agreement between the Registrant and Commonwealth Fund Services, Inc.7

         (h)(4)       Amended Schedule C to the Transfer Agency and Services Agreement.5

         (h)(5)       Accounting Services Agreement between the Registrant and Commonwealth Fund Accounting, Inc. for the Registrant.7

         (h)(6)       Amendment #1 to the Accounting Services Agreement.5

         (h)(7)       Expense Limitation Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM All-Cap Value Fund and the DGHM Small Cap Value Fund.8

         (h)(8)       Shareholder Services Plan9

          (i)(1)       Opinion of Husch Blackwell Sanders LLP regarding the legality of securities registered with respect to the Registrant with respect to the DGHM All-Cap Value Fund.2

          (i)(2)       Consent and Opinion of The Law Offices of John H. Lively & Associates, Inc. regarding the legality of securities registered for the Registrant with respect to the Small Cap Value Fund.5

          (i)(3)       Consent of The Law Offices of John H. Lively & Associates, Inc.10

          (j)           Consent of BBD, LLP10

          (k)          Not applicable.

          (l)           Initial Subscription Agreement.2

          (m)        Amended Plan of Distribution Pursuant to Rule 12b-1.5

          (n)         Amended Rule 18f-3 Multi-Class Plan of the Registrant.5

          (o)         Reserved.

          (p)(1)    Code of Ethics for the Registrant.2

          (p)(2)    Code of Ethics for the Dalton, Greiner, Hartman, Maher & Co., LLC.4

          (p)(3)    Code of Ethics for First Dominion Capital Corp.7

          (q)         Copy of Powers of Attorney.7

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed October 3, 2006 (File No. 333-137775).

2.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on May 29, 2007 (File No. 333-137775).

3.	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on June 30, 2008 (File No. 333-137775).

4.	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on June 30, 2008 (File No. 333-137775).

5.	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on June 25, 2010 (File No. 333-137775).

6.	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on June 28, 2011 (File No. 333-137775).

7.	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on June 28, 2012 (File No. 333-13775).

8.	Incorporated herein by reference to Post-Effective Amendment No.10 to the Registration Statement filed on June 28, 2013 (File No. 333-13775).

9.	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on July 18, 2013 (File No. 333-13775).

10.	Filed herewith.

ITEM 29.             Persons Controlled by or Under Common Control with the Registrant.

           No person is controlled by or under common control with the Registrant.

ITEM 30.             Indemnification

           Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

“Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.”

“Article VII. Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.”

           In addition, the Registrant has entered into an Investment Advisory Agreement with Dalton, Greiner, Hartman, Maher & Co., LLC and a Principal Underwriter Agreement with First Dominion Capital Corp. These agreements provide indemnification for those entities and their respective affiliates. The personnel of such service providers may serve as trustees and officers of the Registrant.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.            Business and other Connections of the Investment Advisor.

           The description of Dalton, Greiner, Hartman, Maher & Co., LLC is found under the caption of “Management of the Fund - Investment Advisor” in the Prospectus and under the caption “Management and Other Service Providers - Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. Dalton, Greiner, Hartman, Maher & Co., LLC provides investment advisory services to persons or entities other than the Registrant, including individual managed accounts, hedge funds, pension and profit sharing plans, charitable organizations, other corporations and state and municipal entities.

Item 32.              Principal Underwriters.

           (a) First Dominion Capital Corp. also acts as underwriter to World Funds, Inc. and World Funds Trust.

           (b) First Dominion Capital Corp.

            The information required by this Item 27(b) with respect to each director, officer or partner of First Dominion Capital Corp. is incorporated herein by reference to Schedule A of Form BD, filed by First Dominion Capital Corp. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

           (c) Not applicable.

ITEM 33.             Location of Accounts and Records.

              The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

           (a)            Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, New York 10017 (records relating to its function as investment adviser to the Funds).

           (b)            U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian for the Funds).

           (c)            Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as transfer agent to the Funds).

           (d)            Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as administrator to the Funds).

           (e)            First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

           (f)            Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting services agent for the Funds).

Item 34.              Management Services.

           There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35.             Undertakings.

           None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 13 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, Commonwealth of Virginia, on this 4th day of September, 2013.

DGHM INVESTMENT TRUST

By: /s/ Jeffrey C. Baker
Jeffrey C. Baker, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Jeffrey C. Baker	September 4, 2013
Jeffrey C. Baker, Trustee and President

*_____________________	September 4, 2013
Jack E. Brinson, Trustee

/s/ Thomas F. Gibson	September 4, 2013
Thomas F. Gibson, Treasurer

*______________________	September 4, 2013
Theo H. Pitt, Jr., Trustee

*By: /s/ Karen Shupe	September 4, 2013
Karen Shupe, Attorney-in-Fact and Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

(i)(3)	Consent of The Law Offices of John H. Lively & Associates, Inc.

(j)	Consent of BBD, LLP.